Exhibit 99.3

First Reliance Bancshares, Inc. and Subsidiary

Unaudited Interim Consolidated Financial Statements

As of and for the Six Months ended June 30, 2025 and 2026

FIRST RELIANCE BANCSHARES, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

June 30, 2026, December 31, 2025, and 2024

	Unaudited June 30, 2026	Audited December 31, 2025	Audited December 31, 2024
ASSETS
Cash and due from banks	$27,027,292	$32,131,875	$47,227,099
Investment securities available-for-sale	188,661,772	195,895,017	175,845,558
Other investments	4,562,226	1,912,427	885,672
Loans held for sale	18,135,031	12,279,860	20,973,857
Loans, net of unearned income	820,741,269	779,934,929	753,738,418
Allowance for credit losses	(9,333,980)	(8,826,565)	(8,434,000)
Loans, net	811,407,289	771,108,364	745,304,418
Premises and equipment	24,321,300	24,348,264	21,352,793
Right-of-use Asset	3,507,053	3,676,602	4,160,392
Goodwill	690,917	690,917	690,917
Other intangible assets	9,480,553	14,658,136	13,436,401
Bank-owned life insurance	19,240,413	19,029,429	18,608,410
Accrued interest receivable and other assets	19,877,784	17,627,879	18,618,973
Total assets	$1,126,911,630	$1,093,358,770	$1,067,104,490
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits
Demand	$249,673,905	$254,618,102	$227,470,632
Interest-bearing demand	102,680,522	92,309,995	140,115,649
Savings and money markets	403,569,363	457,098,561	422,229,349
Certificates of deposits	164,405,453	144,093,172	161,595,248
Total deposits	920,329,243	948,119,830	951,410,878
Federal Home Loan Bank advances	75,000,000	20,000,000	0
Lease Liability	4,066,629	4,324,991	4,968,426
Other borrowings	19,802,210	19,786,631	25,754,267
Accrued interest payable and other liabilities	9,297,630	8,061,756	7,214,603
Total liabilities	1,028,495,712	1,000,293,208	989,348,174
Shareholders’ equity:
Series D non-cumulative preferred stock, $0.01 par value; 70,000 shares authorized; 51,132, 51,332 and 52,332, shares issued and outstanding at June 30, 2026, December 31, 2025 and 2024, respectively	511	513	523
Common stock, $0.01 par value; 20,000,000 shares authorized; 8,905,576, 8,804,275 and 8,763,718 shares issued; and 7,895,355, 7,831,923 and 8,032,701 shares outstanding at June 30, 2026, December 31, 2025 and 2024, respectively	89,056	88,043	87,637
Treasury stock, at cost, 1,010,221, 972,352 and 731,017 shares at June 30, 2026, December 31, 2025 and 2024, respectively	(8,634,867)	(8,084,621)	(5,698,816)
Paid-in capital	55,800,101	54,919,848	53,449,701
Retained earnings	56,820,833	50,577,487	39,671,092
Accumulated other comprehensive loss, net of tax	(5,659,716)	(4,435,708)	(9,753,821)
Total shareholders’ equity	98,415,918	93,065,562	77,756,316
Total liabilities and shareholders’ equity	$1,126,911,630	$1,093,358,770	$1,067,104,490

FIRST RELIANCE BANCSHARES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2026, AND 2025

FOR THE YEARS ENDED DECEMBER 31, 2025, AND 2024

	Unaudited Six Months Ended June 30,		Audited Year Ending December 31,
	2026	2025	2025	2024
Interest and dividend income
Loans, including fees	$23,786,169	$22,949,995	$46,309,838	$42,813,692
Investment securities	4,704,387	4,311,069	8,912,703	7,830,956
Other interest income	496,605	823,232	1,551,973	1,844,892
Total interest income	28,987,161	28,084,296	56,774,514	52,489,540
Interest expense
Deposits	7,994,624	9,171,156	17,867,579	18,414,151
Federal Home Loan Bank advances	1,112,488	404,349	817,258	1,220,065
Other borrowings	485,892	634,838	1,144,575	1,474,897
Total interest expense	9,593,004	10,210,343	19,829,412	21,109,113
Net interest income	19,394,157	17,873,953	36,945,102	31,380,427
Provision for credit losses	298,000	795,466	961,058	319,847
Net interest income after provision for credit losses	19,096,157	17,078,487	35,984,044	31,060,580
Noninterest income
Service charges on deposits	726,775	617,719	1,434,648	1,296,841
Mortgage banking income	3,866,845	2,936,935	5,919,303	4,803,131
Other service charges, commissions and fee	1,034,473	1,072,290	2,129,818	2,165,491
Loss on sales of securities	(6,365)	(181,862)	(475,939)	(308,098)
Gain on sale of branches / deposit premium	—	2,312,619	2,312,619	0
Gain on sale of mortgage servicing right	266,403	0	0	0
Gain (loss) on disposal of fixed assets	—	(200,000)	181,757	(818,262)
BOLI income	210,985	206,391	421,019	417,519
Other	334,904	440,250	800,421	642,458
Total noninterest income	6,434,020	7,204,342	12,723,646	8,199,080
Noninterest expense
Salaries and employee benefits	11,173,448	10,854,614	21,784,527	19,281,119
Occupancy and equipment	1,520,439	1,561,057	3,022,130	3,416,266
Other	4,897,891	5,004,552	9,912,911	8,902,318
Total noninterest expense	17,591,779	17,420,223	34,719,568	31,599,703
Income before income taxes	7,938,399	6,862,606	13,988,122	7,659,957
Income taxes	1,695,053	1,596,531	3,081,727	1,737,139
Net income	$6,243,346	$5,266,075	$10,906,395	$5,922,818
Earnings per common share:
Basic	$0.80	$0.67	$1.39	$0.75
Diluted	$0.76	$0.63	$1.31	$0.71
Weighted average common shares outstanding:
Basic	7,825,196	7,879,963	7,851,400	7,846,631
Diluted	8,258,763	8,341,822	8,328,132	8,294,109

FIRST RELIANCE BANCSHARES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2026, AND 2025

FOR THE YEARS ENDED DECEMBER 31, 2025, AND 2024

	Unaudited Six Months Ended June 30,		Audited Year Ended
	2026	2025	2025	2024
Net income	$6,243,346	$5,266,075	$10,906,395	$5,922,818
Other comprehensive income:
Unrealized holding gains on securities, available for sale	(1,627,568)	3,938,008	6,567,920	777,000
Reclassification adjustment for realized losses including in earnings	6,365	181,862	475,939	308,098
Income tax expense	397,195	(1,009,368)	(1,725,746)	(265,849)
Total other comprehensive income	(1,224,008)	3,110,502	5,318,113	819,249
Comprehensive income	$5,019,337	$8,376,577	$16,224,508	$6,742,067

FIRST RELIANCE BANCSHARES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS EQUITY

FOR THE SIX MONTHS ENDED JUNE 30, 2026 (Unaudited)

FOR THE YEARS ENDED DECEMBER 31, 2025, AND 2024 (Audited)

							Accumulated
							Other
	Preferred Stock		Common Stock		Paid-In	Retained	Comprehensive
	Shares	Amount	Shares	Amount	Capital	Earning	Income (Loss)	Total
Balance, January 1, 2024	52,332	$523	8,772,329	$87,723	$48,132,474	$33,748,274	$(10,573,070)	$71,395,924
Other comprehensive income							819,249	819,249
Net issurance of Common Stock			28,389	284	102,525			102,809
Restricted stock forfeitures			(37,000)	(370)	(597,855)			(598,225)
Net change restricted stock					177,589			177,589
Stock based compensation					813,620			813,620
Purchase of treasury stock					(877,468)			(877,468)
Net income						5,922,818		5,922,818
Balance, December 31, 2024	52,332	$523	8,763,718	$87,637	$47,750,885	$39,671,092	$(9,753,821)	$77,756,316
Other comprehensive income							5,318,113	5,318,113
Conversion of Preferred stock – Series D to Common Stock	(1,000)	(10)	1,000	10				0
Net issurance of Common Stock			43,557	436	122,061			122,497
Restricted stock forfeitures			(4,000)	(40)	(35,960)			(36,000)
Net change restricted stock					390,669			390,669
Stock based compensation					993,377			993,377
Purchase of treasury stock					(2,385,805)			(2,385,805)
Net income						10,906,395		10,906,395
Balance, December 31, 2025	51,332	$513	8,804,275	$88,043	$46,835,227	$50,577,487	$(4,435,708)	$93,065,562
Other comprehensive income							(1,224,008)	(1,224,008)
Conversion of Preferred stock – Series D to Common Stock	(200)	(2)	200	2				0
Net issurance of Common Stock			101,101	1,011	(877)			134
Restricted stock forfeitures					0			0
Net change restricted stock					702,795			702,795
Stock based compensation					178,335			178,335
Purchase of treasury stock					(550,245)			(550,245)
Net income						6,243,346		6,243,346
Balance, June 30, 2026	51,132	$511	8,905,686	$89,056	$47,165,235	$56,820,833	$(5,659,716)	$98,415,919

FIRST RELIANCE BANCSHARES, INC. AND SUBSIDIARY

COMBINED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2026, AND 2025

FOR THE YEARS ENDED DECEMBER 31, 2025, AND 2024

	Unaudited Six Months Ended June 30,		Audited Year Ended December 31,
	2026	2025	2025	2024
Operating Activities
Net income	$6,243,346	$5,266,075	$10,906,395	$5,922,818
Adjustments reconciling net income to net cash provided by operating activities:
Provision for credit losses	298,000	795,466	961,058	319,847
Depreciation, amortization, and accretion	607,669	564,570	1,091,648	1,166,807
Equity method investment income	(14,099)	(1,521)	(11,255)	(8,655)
Net discount accretion on investment activities	(521,794)	(232,915)	(523,866)	(26,719)
Dicount accretion on purchased loans	0	(41,598)	(83,151)	(163,932)
Net gain on disposal of fixed assets	0	200,000	(181,757)	279,988
Loss on sales of securities	(14,933)	181,862	475,939	308,098
Gain on sale of branches / deposit securities	0	(2,312,619)	(2,312,619)	0
Gain on early extinguishment of debt	0	(140,000)	(140,000)	0
Originations of mortgages held for sale	(197,946,603)	(165,598,030)	(338,491,937)	(280,554,791)
Proceeds from sales of mortgages held for sale	195,958,277	174,565,187	353,105,237	271,539,977
Mortgage banking income	(3,866,845)	(2,936,935)	(5,919,303)	(4,803,131)
Proceeds from sale of MSR	7,460,373	0	0	0
Gain on sale of MSR	(266,403)	0	0	0
Write down of right of use assets	0	0	0	538,274
Core deposit intangible amortization	2,563	14,863	23,576	48,177
Amortization of debt issuance costs	15,579	16,314	32,364	31,570
Deferred income taxes, net of valuation allowance	(429,622)	189,047	(133,602)	(199,461)
Change in bank-owned life insurance	(210,985)	(206,391)	(421,019)	(417,518)
Stock based compensation expense	(5,400)	835,040	993,377	813,620
Decrease in ROU asset	169,549	254,408	483,790	643,699
Increase in mortgage servicing rights, net	(2,018,950)	(682,707)	(1,245,311)	(1,772,088)
Change in other assets	(1,423,087)	(3,453,855)	(601,049)	(1,619,931)
Change in other liabilities	1,170,511	945,124	(50,282)	(972,032)
Net cash provided by operating activities	$5,207,146	$8,221,385	$17,958,233	$(8,925,383)

FIRST RELIANCE BANCSHARES, INC. AND SUBSIDIARY

COMBINED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2026, AND 2025

FOR THE YEARS ENDED DECEMBER 31, 2025, AND 2024

	Unaudited Six Months Ended June 30,		Audited Year Ended December 31,
	2026	2025	2025	2024
Investing Activities
Purchases of investment securities, available-for-sale	$(13,084,290)	$(34,792,194)	$(51,079,189)	$(47,608,326)
Proceeds from maturities, calls, and paydowns of investment securities, available-for-sale	17,521,659	18,057,961	30,054,579	35,738,970
Proceeds from sales of investment securities, available-for-sale	1,711,400	2,614,525	8,066,937	8,227,090
Net (increase) decrease in nonmarketable equity securities	(2,635,700)	(1,609,300)	(1,015,500)	201,300
Change in loans, net	(40,789,925)	(31,166,199)	(26,287,853)	(48,160,923)
Purchase of premises and equipment	(609,829)	(1,931,270)	(4,770,138)	(564,385)
Proceeds from disposals of premises and equipment	29,124	49,936	864,776	63,145
Net cash used in investing activities	(37,857,561)	(48,776,541)	(44,166,388)	(52,103,129)
Financing Activities
Change in demand deposits, interest-bearing transaction accounts and savings accounts	(48,102,868)	5,983,685	16,523,647	100,456,596
Net decrease in certificates of deposit and other time deposits	20,312,281	(4,742,785)	(17,502,076)	(7,642,225)
Net increase (decrease) in Federal Home Loan Bank advances	55,000,000	32,500,000	20,000,000	(5,000,000)
Net increase (decrease) in fed funds purchased	0	207,000	0	0
Net decrease in securities sold under agreements to repurchase	0	0	0	(307,517)
Redemption of subordinated indebtedness		(6,000,000)	(6,000,000)
Issuance of common stock	178,469	119,998	122,497	102,809
Forfeitures of restricted stock	—	(36,000)	(36,000)	(598,225)
Decrease in nonvested restricted stock	708,195	(195,665)	390,669	177,589
Purchase of treasury stock	(550,245)	(955,189)	(2,385,806)	(877,468)
Net cash used in financing activities	27,545,832	26,881,044	11,112,931	86,311,559
Net decrease in cash and cash equivalents	(5,104,583)	(13,674,112)	(15,095,224)	25,283,047
Cash and cash equivalents at beginning of period	32,131,875	47,227,099	47,227,099	21,944,052
Cash and cash equivalents at end of period	$27,027,292	$33,552,987	$32,131,875	$47,227,099